SIXTH AMENDMENT TO REIMBURSEMENT AGREEMENT
SIXTH AMENDMENT, dated as of June 20, 2024 (this “Sixth Amendment”), to the Reimbursement Agreement, dated as of February 16, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Reimbursement Agreement”), by and among EQUITABLE HOLDINGS, INC. (f/k/a AXA Equitable Holdings, Inc.), a Delaware corporation (the “Guarantor”), the Subsidiary Account Parties party thereto and LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, acting through its New York Branch, as LC Issuer (the “LC Issuer”).
WHEREAS, the Obligors have requested that the LC Issuer agree to extend the Commitment Termination Date, which was set to expire on February 16, 2028 under the Reimbursement Agreement prior to this Sixth Amendment, by one year as provided for herein.
NOW, THEREFORE, in consideration of the material agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1.Definitions. Capitalized terms used in this Sixth Amendment but not defined herein shall have the meanings assigned thereto in the Reimbursement Agreement.
Section 2.Amendments. Effective as of the Sixth Amendment Effective Date (as defined below), Section 2.01(e) of the Reimbursement Agreement is hereby restated in its entirety as follows:
(a)“(e)    Extensions to the Commitment Termination Date. So long as (i) no Default or Event of Default shall have occurred and be continuing on the relevant anniversary of the Effective Date and (ii) the LC Issuer has not given written notice of non-extension to the Obligors no later than on or before 90 days prior to the relevant anniversary of the Effective Date, the Commitment Termination Date will be extended by one additional year as of each of the first six anniversaries of the Effective Date, such that if each of the six extensions take effect, the final Commitment Termination Date shall be eleven years from the Effective Date; provided, however, the then-existing Commitment Termination Date will not be eligible for further extension following the occurrence of a Sell Down Event.”
Section 3.Condition Precedent to Effectiveness. This Sixth Amendment shall become effective on the date that the LC Issuer shall have received a counterpart of this Sixth Amendment duly executed and delivered by each Obligor (such date, the “Sixth Amendment Effective Date”).
Section 4.Representations and Warranties. The Guarantor represents and warrants to the LC Issuer that on the Sixth Amendment Effective Date, the following statements are true and correct:
(a)Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Guarantor of this Sixth Amendment are within the Guarantor’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except such as have been completed or made and are in full force and effect) and do not contravene, or constitute a default under, any provision of (x) applicable law or regulation, (y) the articles of incorporation or by-laws or other constituent documents of the Guarantor or (z) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor or result in the creation or imposition of any Lien on any asset of the Guarantor, except in each case referred to in the foregoing clauses (x) and (z) to the extent such contravention or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
(b)Binding Effect. This Sixth Amendment constitutes the legal, valid and binding obligations of the Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general principles of equity.
Section 5.Acknowledgment and Consent.
(a)The Guarantor hereby acknowledges that it has reviewed the terms and conditions of this Sixth Amendment and consents to the amendment of the Reimbursement Agreement effected pursuant to this Sixth Amendment.
(b)The Guarantor acknowledges and agrees that each of the Credit Documents to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Sixth Amendment.
(c)This Sixth Amendment shall not extinguish the obligations for the payment of money outstanding under the Reimbursement Agreement or discharge or release the priority of any Credit Document or any other guarantee or security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Reimbursement Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.
Section 6.Miscellaneous.
(a)On and after the date hereof, each reference in the Reimbursement Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Reimbursement Agreement, and each reference in the other Credit Documents to the “Reimbursement Agreement”, “thereunder”, “thereof” or words of like import referring to the Reimbursement Agreement shall mean and be a reference to the Reimbursement Agreement as amended by this Sixth Amendment.
(b)This Sixth Amendment shall not by implication or, except as expressly provided herein, otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the existing Reimbursement Agreement or any other Credit Document, and, except as specifically amended hereby, this Sixth Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Reimbursement Agreement or any other provision of the existing Reimbursement Agreement or of any other Credit Document, all of which shall remain in full force and effect and are hereby ratified and affirmed in all respects. Nothing herein shall be deemed to entitle the Obligors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other Credit Document in similar or different circumstances.

(c)The provisions of this Sixth Amendment shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Reimbursement Agreement.
(d)This Sixth Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Each electronic signature, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature and the parties hereby waive any objection to the contrary.
(e)This Sixth Amendment shall be a Credit Document for all purposes of the Reimbursement Agreement and the other Credit Documents.
(f)This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of New York.
(g)This Sixth Amendment, together with the other Credit Documents, constitutes the entire agreement and understanding among the parties hereto as to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. Section headings used herein are for convenience of reference only, are not part of this Sixth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Sixth Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.
GUARANTOR:

EQUITABLE HOLDINGS, INC.

By:
Name:
Title:

[EQH – Helaba – Signature Page to Sixth Amendment to Reimbursement Agreement]

SUBSIDIARY ACCOUNT PARTY:

EQ AZ LIFE RE COMPANY

By:
Name:
Title:

[EQH – Helaba – Signature Page to Sixth Amendment to Reimbursement Agreement]

LC ISSUER:
LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
Acting through its New York Branch, as LC Issuer

By:
Name: Jesse A. Reid, Jr.
Title: Senior Vice President

By:
Name: Stephanie Shinkarev
Title: Vice President

[EQH – Helaba – Signature Page to Sixth Amendment to Reimbursement Agreement]